COPELAND TRUST

COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND

Supplement dated December 9, 2014 to the

Prospectus dated March 31, 2014

The section entitled “Frequent Purchases and Redemptions of Fund Shares” on page 16 of the Prospectus is hereby deleted in its entirety and replaced with the following:

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

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Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Policy; and

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Assessing a redemption fee for short-term trading within 30 days of purchase.

The redemption fee is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Policy and elect to take one or more of the following actions:  issue a warning letter; suspend purchases and/or exchanges for 90 days; permanently block future purchases and/or exchanges; and/or close your account and any other accounts you have with the Trust.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may close the account of an investor who has violated these policies (and the investor's financial adviser) and also bar an investor from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  The Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

This Supplement should be retained with your Prospectus for future reference.

COPELAND TRUST

COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND

Supplement dated December 9, 2014 to the

Statement of Additional Information dated March 31, 2014

The sub-section entitled “Redemption Fee/Market Timing” of “PURCHASE, REDEMPTION AND PRICING OF SHARES” on page 49 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Redemption Fee/Market Timing

Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy requiring the Fund's transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity.  The transfer agent may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity.  The Board of Trustees also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund.  A 1% fee will be assessed against investment proceeds withdrawn within 30 days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request.   In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.